UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 8, 2019

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT	06890
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 259-7843

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Shareholders on May 8, 2019 (the “Annual Meeting”), the shareholders voted on the following three proposals and cast their votes as described below.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors.

	Votes For	Votes Withheld	Uncast

John A. Cosentino, Jr.	9,095,147	3,592,422	0
Michael O. Fifer	12,418,877	268,692	0
Sandra S. Froman	12,327,709	359,860	0
C. Michael Jacobi	9,108,357	3,579,212	0
Christopher J. Killoy	12,442,584	244,985	0
Terrence G. O’Connor	12,354,108	333,461	0
Amir P. Rosenthal	9,183,555	3,504,014	0
Ronald C. Whitaker	12,431,128	256,441	0
Phillip C. Widman	12,375,992	311,577	0

Non-Votes on each nominee: 3,970,174

Proposal 2

Proposal 2 was a management proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2019, as described in the proxy materials. This proposal was approved.

Votes For	Against	Abstain	Non-Votes	Uncast
16,433,390	143,791	80,362	0	200

Proposal 3

Proposal 3 was a management proposal to hold an advisory vote on the compensation of the Company’s named executive officers.

Votes For	Against	Abstain	Non-Votes	Uncast
12,261,353	337,983	88,232	3,970,174	0

Item 8.01 Other Events

The transcript of the Annual Meeting is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The disclosure of the transcript of the Annual Meeting on this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K (including the exhibit) that is required to be disclosed by Regulation FD.

The text included with this Current Report on Form 8-K is available on our website located at Ruger.com/corporate, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Current Report on Form 8-K (including the exhibit) may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding market demand, sales levels of firearms, anticipated castings sales and earnings, the need for external financing for operations or capital expenditures, the results of pending litigation against the Company, the impact of future firearms control and environmental legislation, and accounting estimates. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date such forward-looking statements are made or to reflect the occurrence of subsequent unanticipated events.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Transcript of the Annual Meeting of Shareholders held on May 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:	/S/ THOMAS A. DINEEN
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer,
Principal Accounting Officer,
Senior Vice President, Treasurer and
Chief Financial Officer

Dated: May 13, 2019

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